SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 8, 2003

(Date of earliest event reported)

RIVERSTONE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32269	95-4596178
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5200 Great America Parkway, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 878-6500

Item 5.	Other Events.

On each of September 8, 2003 and September 9, 2003, Riverstone Networks, Inc. (the “Company”) issued press releases regarding the listing of the Company’s common stock on The Nasdaq National Market. Attached hereto, and incorporated by reference herein, as Exhibits 99.1 and 99.2 are press releases dated September 8, 2003 and September 9, 2003.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated September 8, 2003.

99.2	Press release dated September 9, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2003

RIVERSTONE NETWORKS, INC.

By:	/s/ ROBERT STANTON
Name:	Robert Stanton
Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 8, 2003.

99.2	Press release dated September 9, 2003.